SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 20, 2009 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 20, 2009, the board of directors (the “Board”) of Radio One, Inc. (the “Company”) by Unanimous Written Consent adopted and approved, effective immediately, amended and restated Bylaws of the Company as of August 7, 2009 (the “August Amended and Restated Bylaws”).  The new provisions of August Amended and Restated Bylaws, provide substantially as follows:

•	An annual meeting of the stockholders may be held each year prior to or on December 31st of any given calendar year; and

•
If public notice has been given for any meeting, any rescheduling of such meeting by the board of directors shall not reopen the notice process in any manner nor reset the corresponding notice deadlines for any rescheduled date of such meeting and the notice requirements and notice deadlines for the originally scheduled meeting date shall govern the notice requirements and notice deadlines for the rescheduled date of any such meeting.

       The remaining provisions of the August Amended and Restated Bylaws  are substantially identical to those Amended and Restated Bylaws adopted by the Board on  June 4, 2009 as detailed in that Form 8-K filed June 10, 2009.  A copy of the August Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the August Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the August Amended and Restated Bylaws.

ITEM  8.01 Other Events

       On August 21, 2009, Radio One, Inc. issued a press release delaying its 2009 Annual Shareholders’ Meeting.  A copy of the press release is attached as Exhibit 99.1.

Forward-Looking Statements

       Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include changes to the listing standards, policies and procedures of the NASDAQ National Market, fluctuations in the Company's general financial and operating results, changes in the Company's liquidity and capital resources, declines in the market price of the Company's common stock, changes in the capital markets, competition, and general and industry-specific economic conditions.  For more information about these and other risks that could affect the forward-looking statements herein, please see the Company's, annual report on Form 10-K/A for the year ended December 31, 2008 and other filings made with the Securities and Exchange Commission. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

ITEM 9.01.                       Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Radio One, Inc. as of August 7, 2009
99.1	Press release dated August 21, 2009: Radio One, Inc. Delays 2009 Annual Shareholders’ Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
August 21, 2009	Peter D. Thompson
Chief Financial Officer